Provisions for liabilities	12 Months Ended
Dec. 31, 2020
Disclosure Of Other Provisions [Abstract]
Provisions for liabilities

20 Provisions for liabilities

	Restructuring of existing businesses £m	Employee-related benefits £m	Fox River £m	Other provisions £m	Total £m

1 January 2020	298	28	73	659	1,058

Differences on exchange	5	(2)	–	(57)	(54)

Subsidiaries acquired	–	–	–	6	6

Provided in respect of the year	60	19	–	312	391
- in respect of MSA litigation (Texas, Minnesota, Mississippi)	–	–	–	212	212
- in respect of other	60	19	–	100	179

Utilised during the year	(122)	(7)	(3)	(284)	(416)
- in respect of excise dispute in Russia	–	–	–	(226)	(226)
- in respect of other	(122)	(7)	(3)	(58)	(190)

31 December 2020	241	38	70	636	985

Analysed on the balance sheet as

– current	165	23	1	409	598

– non-current	76	15	69	227	387

	241	38	70	636	985

	Restructuring of existing businesses £m	Employee- related benefits £m	Fox River £m	Other provisions £m	Total £m

1 January 2019	127	33	108	381	649

Differences on exchange	(11)	(1)	–	(17)	(29)

Provided in respect of the year	235	9	–	793	1,037
- in respect of Quebec Class Action	–	–	–	436	436
- in respect of excise dispute in Russia	–	–	–	252	252
- in respect of other	235	9	–	105	349

Utilised during the year	(53)	(13)	(35)	(498)	(599)
- in respect of Quebec Class Action	–	–	–	(436)	(436)
- in respect of other	(53)	(13)	(35)	(62)	(163)

31 December 2019	298	28	73	659	1,058

Analysed on the balance sheet as

– current	203	14	6	447	670

– non-current	95	14	67	212	388

	298	28	73	659	1,058

The restructuring provisions relate to the restructuring and integration costs incurred and are reported as adjusting items. The principal restructuring activities in 2020 and 2019 are as described in note 3(e). While some elements of the non-current provisions of £76 million will unwind over several years, as termination payments are made over extended periods in some countries, it is estimated that approximately 88% of these non-current provisions will unwind within five years.

Employee-related benefits mainly relate to employee benefits other than post-employment benefits. The principal components of these provisions are gratuity and termination awards, and ‘jubilee’ payments due after a certain service period. It is estimated that approximately 61% of the non-current provisions of £15 million will unwind within five years.

A provision of £274 million was made in 2011 for a potential claim under a 1998 settlement agreement entered into by a Group subsidiary in respect of the clean-up of sediment in the Fox River. On 30 September 2014, the Group, NCR, Appvion and Windward Prospects entered into a funding agreement; the details of this agreement are explained in note 27. This agreement led to payments of £2 million in 2020 (2019: £32 million). In addition, the Group incurred legal costs of £1 million (2019: £3 million), which were also charged against the provision. It is expected that the non-current provision will unwind within five years.

Other provisions comprise balances set up in the ordinary course of general business that cannot be classified within the other categories, such as sales returns and onerous contracts, together with amounts in respect of supplier, excise and other disputes. The nature of the amounts provided in respect of disputes is such that the extent and timing of cash flows are difficult to estimate and the ultimate liability may vary from the amounts provided. Other provisions also include a provision for interest of £129 million in relation to the Franked Investment Income Group Litigation Order (FII GLO), as mentioned in notes 4(b) and 6(b).

In 2020, the Group recognised a provision of US$272 million (£212 million) in relation to the ITG MSA litigation agreements with the states of Texas, Minnesota and Mississippi. Further details are provided in note 27.

On 1 March 2019, the Quebec Court of Appeal in Montreal upheld the Superior Court’s decision of May 2015 (reducing ITCAN’s share of the judgment due to a change in interest computation to a maximum of CAD$9.2 billion). The Court of Appeal also upheld the previously stated requirements for the defendants to deposit CAD$1.1 billion into an escrow account. The Board of Directors of ITCAN reassessed the recoverability of the litigation related deposit and, accordingly, the Group recognised a charge against the income statement of CAD$758 million (£436 million) in 2019, reflecting the amount of the judgment that is considered to be probable and estimable in line with IAS 37 Provisions, Contingent Liabilities and Contingent Assets. Consequently, the Group utilised the litigation related deposit which was shown as a receivable at 31 December 2018 (within trade and other receivables) against the current estimate of the liability and both the provision and litigation related deposit were reduced accordingly. Further details are provided in note 27.

In 2019, the Group recognised a provision of £252 million in relation to the Russia excise dispute. The provision was utilised in January 2020, when the tax claim was paid.

Amounts provided above are shown net of reversals of unused provisions which include reversals of £72 million (2019: £18 million) for restructuring of existing businesses, £4 million (2019: £3 million) for employee benefits and £125 million (2019: £97 million) for other provisions, of which £4 million (2019: £10 million) was reclassified to trade and other payables.